COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

17.  COMMITMENTS AND CONTINGENCIES

a)    Capital commitments

As of December 31, 2011, the Company’s commitments to purchase property, plant and equipment is approximately $127.0 million associated with the expansion of the Company’s solar module business.

b)    Materials purchase commitments

As of December 31, 2011, the Company had entered into certain long-term silicon procurement contracts, under which the Company agreed to purchase silicon materials in an aggregate amount of approximately $14.5 billion over the next nine years.

Future materials purchase commitments are as follows:

Year ending December 31	$million
2012	497
2013	1,430
2014	1,626
2015	1,889
2016	1,860
Thereafter	7,217
Total	14,519

c)     Operating lease commitments

The Company had operating lease agreements principally for its office properties in the PRC, Europe and the US. The Company’s lease expense was $827,707, $1,988,081 and $5,048,984 for the years ended December 31, 2009, 2010 and 2011, respectively.

Future minimum lease payments are as follows:

Year ending December 31	$
2012	3,011,460
2013	2,037,524
Total	5,048,984

d)    Contingencies

In July 2010 the Company was made aware of a contingent liability in the form of legal action brought against its Hong Kong subsidiary, Top Energy International Limited (“TEI”). The action stems from a 2008 transaction involving the exchange of silicon materials and subsequent claims involving material qualities. Given the claims were made outside contractual time limitations and upon disputed testing methodology, the Company believes the claimant would be unlikely to prevail. If, however, the claimant proved successful in such legal actions, the Company may become obligated to incur damages of up to approximately $4.3 million. The Company believes it is probable that it will incur a loss associated with this contingency and has recorded $0.8 million as of December 31, 2011, which represents the low end of the estimate range of $0.8 million and $1.58 million.

In October 2011, a trade action was filed with US governmental agencies in Washington, DC, alleging that imports of crystalline silicon photovoltaic cells and modules from China were sold at less than fair value and unfairly subsidized in violation of US antidumping and countervailing duty laws. The Company was identified as one of several Chinese exporters of these products to the US market and its US affiliate as one of the US importers. Violations of these laws can result in the retroactive imposition of significant additional duties on imports of these products from China. The Company has recorded an accrual of $3.3 million as of December 31, 2011, related to the countervailing duty allegations currently under investigation by the US Department of Commerce.  On March 20, 2012, the US Department of Commerce preliminary determination stipulated a Company-specific rate of 4.73%, which may be applied retroactively 90 days from March 26, 2012 (Federal Register notice date).  It is reasonably possible that the Company could be assessed penalties in excess of this amount; however, it is unable to reliably estimate the range of this additional exposure.